UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               -----------------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

              Date of Report (Date of Earliest Event Reported):
                     October 18, 2005 (October 17, 2005)


                                   REFCO INC.
            --------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                       001-32604              20-2537426
-----------------------------    ------------------------    ------------------
(State or Other Jurisdiction     (Commission File Number)   (I.R.S. Employer
   of Incorporation)                                        Identification No.)

                  One World Financial Center
                  200 Liberty Street, Tower A
                  New York, New York                     10281
              ---------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)


      (Registrant's Telephone Number, Including Area Code) (212) 693-7000


                                 Not Applicable
    ------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)



         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.
------------------------

On October 17, 2005, Refco Inc. (the "Company") announced that it had entered into a memorandum of understanding ("MOU") with a group of investors led by J.C. Flowers & Co. LLC for the sale of the Company's futures brokerage business conducted through Refco LLC and certain of its affiliates.

Also on October 17, 2005, the Company and certain of its subsidiaries (collectively, the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the "Code") in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). The Debtors will continue to operate their business as "debtors-in-possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Code and orders of the Court.

In addition to the Company, the Debtors include Bersec International LLC, Kroeck & Associates, LLC, Marshall Metals, LLC, New Refco Group Ltd., LLC, Refco Administration, LLC, Refco Capital LLC, Refco Capital Holdings, LLC, Refco Capital Management, LLC, Refco Capital Markets, Ltd., Refco Capital Trading LLC, Refco Finance Inc., Refco Financial, LLC, Refco Fixed Assets Management, LLC, Refco F/X Associates, LLC, Refco Global Capital Management LLC, Refco Global Finance Limited, Refco Global Futures, LLC, Refco Global Holdings, LLC, Refco Group Ltd., LLC, Refco Information Services, LLC, Refco Mortgage Securities, LLC, Refco Regulated Companies, LLC and Summit Management, LLC.

None of Refco's regulated subsidiaries, including the futures brokerage business conducted through Refco LLC and certain of its affiliates, and the registered broker dealer Refco Securities LLC, have filed for bankruptcy protection.

The press release announcing the MOU and the bankruptcy filing is attached as
Exhibit 99.1 hereto and is incorporated by reference herein. The MOU is attached as Exhibit 99.2 hereto and is incorporated by reference herein.


Item 9.01   Financial Statements and Exhibits.
---------------------------------------------

         (c) Exhibits.


Exhibit
Number                Description
------                -----------

Exhibit 99.1          Press Release, dated October 17, 2005

Exhibit 99.2 Memorandum of Understanding, dated October 17, 2005, by and among Refco Inc., Refco Global Futures, LLC and FGS Refco Acquisition, LLC

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    REFCO INC.

Date:  October 18, 2005
                                    By:  /s/ Dennis A. Klejna
                                         ------------------------------------
                                         Dennis A. Klejna
                                         Executive Vice President, General
                                         Counsel and Secretary

                                 EXHIBIT INDEX

Exhibit
Number                Description
------                -----------

Exhibit 99.1          Press Release, dated October 17, 2005

Exhibit 99.2 Memorandum of Understanding, dated October 17, 2005, by and among Refco Inc., Refco Global Futures, LLC and FGS Refco Acquisition, LLC